UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, AZ 85383

(Address of principal executive offices) (Zip Code)

(866) 370-3835

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2021, Taronis Fuels, Inc. (the “Company”) issued $2.5 million of convertible promissory notes to an institutional investor pursuant to a note purchase agreement. The convertible promissory notes accrue interest at an annual rate of 1% and mature August 2, 2028. The principal and unpaid accrued interest on the notes are convertible into shares of the Company’s common stock at $7 per share at the option of the holder.

The foregoing descriptions of the convertible promissory notes and note purchase agreement are not complete and are qualified in their entirety by the full text of the convertible promissory notes and note purchase agreement, forms of which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 regarding the issuance of shares of the Company’s common stock upon the conversion of the convertible promissory notes is incorporated by reference into this Item 3.02. Such shares will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 5, 2021, the Company issued a press release announcing the issuance of the convertible promissory notes. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of convertible promissory note (included in Exhibit 10.1).
10.1	Form of note purchase agreement.
99.1	Press release dated August 5, 2021.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2021	TARONIS FUELS, INC.

	By:	/s/ Mary Pat Thompson
	Name:	Mary Pat Thompson
	Title:	Chief Financial Officer and Treasurer